UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2014

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Market Street Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Cope)

Registrant’s telephone number, including area code
(877) 258-3722

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On March 14, 2014, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with management, determined that, due to an error in the application of U.S. generally accepted accounting principles (“GAAP”) for income taxes related to the determination of the valuation allowance needed to reflect its deferred tax assets at the amount that is more than likely than not realizable, the Company’s previously filed consolidated financial statements and related financial statement schedules as of and for the year ended December 31, 2012, and the related reports of WithumSmith+Brown, PC, contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012, should no longer be relied upon.  In addition, the Audit Committee concluded that, due to similar errors in income tax accounting, the condensed interim financial statements as of March 31, 2013, June 30, 2013 and September 30, 2013 included in the Company’s Quarterly Reports on Forms 10-Q for the respective fiscal quarters then ended should also not be relied upon.  The Company is in the process of restating the affected financial statements.

The Annual Report on Form 10-K for the year ended December 31, 2013, the filing of which is delayed, will include restated financial statements as of and for the year ended December 31, 2012 as well as revised financial information for first three quarters of 2013.  The Company will file on March 18, 2014 a Form 12b-25 Notification of Late Filing with the U.S. Securities and Exchange Commission with regard to the Annual Report on Form 10-K for the year ended December 31, 2013.  The Company intends to file its 2013 Form 10-K, by April 1, 2014, which is within the fifteen-day extension period provided by Rule 12b-25.

As part of its consideration of the income tax misstatements the Company has assessed and will continue to assess the underlying internal control deficiencies that did not prevent or detect the income tax misstatements on a timely basis.  A more detailed description and evaluation of the effectiveness on internal control over financial reporting will be included in the Annual Report on Form 10-K for the year ended December 31, 2013.

The Audit Committee has discussed the matters disclosed herein with Ernst & Young LLP, its current independent registered public accounting firm, and WithumSmith+Brown, PC, its former independent registered public accounting firm for the year ended December 31, 2012.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements, without limitation, our expectation regarding the timing of 2013 Form 10-K.  The Company intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual timing of 2013 Form 10-K filing, operating results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law, the Company disclaims any obligation to update any of the forward-looking statements contained herein. A more comprehensive discussion of risks, uncertainties and forward-looking statements may be seen in the 2012 Form 10-K/A, and other periodic filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.

Date:	March 18, 2014	By:	/s/Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief Financial Officer and Treasurer